UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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NextCure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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Your Vote Counts! NEXTCURE, INC. 9000 VIRGINIA MANOR ROAD SUITE 200 BELTSVILLE, MD 20705 NEXTCURE, INC. 2021 Annual Meeting to Be Held on June 24, 2021 Vote by June 23, 2021 11:59 PM ET You invested in NEXTCURE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 24, 2021. Vote Virtually During the Meeting June 24, 2021 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/NXTC2021 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D50219-P55894 Get informed before you vote View the Notice, Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D50220-P55894 1. Election of two Class II Directors Nominees: 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of NextCure, Inc. for the year ending December 31, 2021. 1a. Elaine V. Jones, Ph.D. 1b. Chau Q. Khuong For For For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.